UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO SHAREHOLDERS.

KAVILCO INCORPORATED 2009 ANNUAL REPORT

LETTER FROM THE PRESIDENT/CHIEF EXECUTIVE OFFICER

Greetings to our Shareholders,

Welcome to the 37th anniversary of Kavilco’s incorporation. We have come a long way in following the utmost wishes of our shareholders: consistent dividends and land ownership. It has not been easy to maintain consistent dividends because of our country’s economic dilemma, but so far we have managed to distribute over $44 million in earnings to our shareholders since 1980. This means over $374,000 to each original shareholder.

Kavilco has entered into a silviculture Agreement with Shaan Seet Incorporated. Shaan Seet has been awarded an American Recovery and Reinvestment Act contract by the State of Alaska to improve forest health on approximately 60 acres of Kavilco lands by conducting precommercial thinning. The Agreement is in force from June through December 2010. Shaan Seet is responsible for all costs associated with the Agreement.

While managing our portfolio and financial performance since the completion of the timber harvesting by ITT Rayonier has been a priority, we have not forgotten our important Haida heritage. Kavilco, Kasaan Haida Heritage Foundation and the Organized Village of Kasaan are working together to restore Chief Son-I-Hat’s Whale House (Naay' Iwaans). Fund-raising, as well as seeking grants and coordinating the renovation efforts with MRV Architects, has been an ongoing process.

Once again I would like to express my thanks to you, our shareholders, for your support of management and to the Board of Directors for their accomplishments in their continuing quest to better your overall financial well being. We hope to see you at the Annual Meeting, November 6, 2010, in Ketchikan, Alaska.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO

LETTER FROM THE CHIEF FINANCIAL OFFICER

Greetings to our Shareholders,

Prior to 1990, when we operated as a conventional corporation, we were subject to Alaska and Washington corporate law, federal corporate income tax, and the all encompassing Alaska Native Claims Settlement Act (ANCSA). On November 1, 1989, Kavilco began to operate as a self-managed, closed-end management investment company as defined by the Investment Company Act of 1940. Not only do we have to contend with the above-mentioned rules and regulations, but we come under a very restrictive set of regulations under the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and an exclusive set of IRS code provisions. We try to deal with the interpretation of these various laws in-house and rarely seek legal advice.

As you will note on the audited financial statements, we have incurred a $416,000 federal income tax liability for 2009. We lost our tax exempt status when we received a record $237,000 in 7(i) revenue. 7(i) refers to the provision in the Alaska Native Claims Settlement Act that directs regional corporations to share with Native shareholders a portion of income derived from sales of natural resources on Native land.

Unfortunately, the excess income violated an IRS code provision limiting the amount of income we can receive from one source. Fortunately, there was an amendment to ANCSA section 7(i) that laid out the formula for dispensing funds. In our attorney’s opinion, the 7(i) revenue would not result in Kavilco losing its tax exempt status. However, the liability and corresponding expense has to be recognized pursuant to Generally Accepted Accounting Principles.

Let’s flash forward to the current situation. The latest data on the U.S. economy has been disappointing. The June employment report showed meager gains in employment. Housing has weakened following the expiration of the tax credit for home buyers. The drop in new and existing home sales, housing starts and new mortgage applications indicate that buyers’ appetites for housing remains weak, despite record low mortgage rates. Consumer confidence along with a broad array of business surveys point to a slowing pace of economic activity.

In the face of this economic malaise our equity and, more importantly, bond portfolio have held up quite well. There has been much debate over the likelihood of a double dip recession and/or severe deflation. The major question is how are the companies we have investments in going to weather another potential economic downturn? At each meeting the Board reviews the portfolio and various outside analytical services before they make any recommendations. In other words, we’re trying our best to keep up on any current developments that might negatively impact our portfolio. However, we do have one position that we are closely monitoring.

As you are well aware of, the BP oil spill has had a disastrous impact on the Gulf of Mexico. The deep water drilling rig that blew up was owned up Transocean Inc., a company that we have $1,477,590 invested in bonds that mature in April 2018. Transocean leases their drilling rigs to various oil development firms. When BP leased the rig, they operated and assumed all responsibility for the drilling operation. BP has made numerous statements that they are responsible for the spill. The Board realizes there will be lawsuits filed against Transocean but they should not materially impact the company’s ability to make interest and principal payments on its debts..

Last year we celebrated 35 years of continuous operation. Now we have the opportunity to celebrate Louis Thompson’s 35th anniversary as Kavilco’s President. He has been intricately involved in the daily operation of the company since its beginning. Running a multi-million dollar company is not an easy task. Whenever we’ve encountered a problem we’ve worked as a team to resolve the issue. Case in point, the Drexel bankruptcy was an extremely trying time for me. The bankruptcy was fast moving and each day Louis and I would discuss the progress and strategy for dealing with the various lawsuits we filed against the company.

One of the most fascinating things about Louis is his knowledge of Kasaan and Haida culture and history. No one has spent more time in Kasaan then Louis. To his credit, he has shared numerous stories about Kasaan and its past occupants. He has helped us identify locations and names of individuals in countless historical photographs and documents. This will benefit shareholders in their quest to learn about their family heritage and genealogy. It has been a pleasure working for Louis and I am looking forward to the next 35 years.

Sincerely,

/s/ Scott Burns

Scott Burns
Chief Financial Officer

29 YEARS OF DIVIDEND DISTRIBUTIONS

1980 Initial Distribution	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000

Total Distributions	$44,933,039

Per 120 Original Shareholders	$374,442

INDEPENDENT AUDITOR'S REPORT

[MOSS ADAMS LETTERHEAD]

To the Shareholders and Board of Directors
Kavilco Incorporated (An Investment Company)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kavilco Incorporated (the Company) as of December 31, 2009, and the related statement of operations for the year then ended, and statements of changes in net assets for the years ended December 31, 2009 and 2008, and the financial highlights for the years ended December 31, 2009, 2008, 2007, and 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2005 were audited by other auditors, whose report dated February 22, 2006 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by correspondence with the custodian and review of legal title to real estate as of December 31, 2009. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial satements and financial highlights referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2009, the results of its operations for the year then ended, and changes in its net assets for the years ended December 31, 2009 and 2008, and financial highlights for the years ended December 31, 2009, 2008 2007and 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 4, the financial statements include real estate valued at $3,588,815 in 2009, whose value has been determined by management in the absence of a readily ascertainable fair value.

/s/ Moss Adams LLP

Seattle, Washington
February 24, 2010

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS
Investments in securities, at fair value (cost $31,891,435)	$34,077,148
Real estate, at fair value (cost $1,054,089) (Note 4)	3,588,815
Cash and cash equivalents	1,491,550
Interest receivable	572,301
Premises and equipment, net	4,461
Prepaid expenses and other assets	13,249

Total assets	39,747,524

LIABILITIES
Accounts payable and accrued expenses	32,847
Dividends payable	119,809
Income taxes payable (Note 2)	416,000

Total liabilities	568,656

NET ASSETS	$39,178,868

Net assets consist of:
Distributable earnings (Note 10)	$4,471,066
Contributed capital	34,707,802

Net assets	$39,178,868

Net asset value per share of Class A and Class B common stock ($39,178,868 divided by 12,000 shares outstanding) (Note 9)	$3,265

See accompanying notes.

Kavilco Incorporated

(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES - 86.0%
U.S. Corporate Obligations - 84.4%
Chemical Industry - 4.0%
E. I. Du Pont de Nemour, 5.250%, due December 15, 2016	1,519,000	$1,605,489

Communications - 16.6%
Deutsche Telecom Int. Fin., 8.500%, due June 15, 2010	450,000	465,042
Verizon NE Inc., 6.500%, due September 15, 2011	1,000,000	1,065,857
Comcast Corp., 10.625%, due July 15, 2012	1,338,000	1,578,733
AT&T, 5.100%, due September 15, 2014	1,250,000	1,344,575
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	1,853,450
Deutsche Telecom Int. Fin., 6.000%, due July 8, 2019	250,000	266,918
Total Communications		6,574,575

Consumer, Cyclical - 9.1%
Dayton Hudson, 8.600% due January 15, 2012	100,000	112,393
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	1,070,557
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,325,175
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,100,075
Total Consumer, Cyclical		3,608,200

Consumer, Non-cyclical - 9.4%
Clorox Company, 6.125%, due February 1, 2011	1,000,000	1,052,751
Yum! Brands Inc., 8.875%, due April 15, 2011	1,000,000	1,082,073
Coca Cola Enterprises, 8.500%, due February 1, 2012	700,000	788,038
McDonald's Corp., 5.300%, due March 15, 2017	500,000	530,698
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	271,264
Total Consumer, Non-cyclical		3,724,824

Energy - 11.8%
Smith International Inc., 6.750%, due February 15, 2011	500,000	523,111
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	83,207
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,412,738
XTO Energy Inc., 6.250%, August 1, 2017	1,000,000	1,132,336
Transocean Sedco Forex Inc., 7.375%, due April 15, 2018	1,350,000	1,536,778
Total Energy		4,688,170

Financial - 2.7%
John Deere Capital Corp., 3.500%, due October 15, 2010	500,000	510,341
Boeing Capital Corp., 6.500%, due February 15, 2012	500,000	546,839

Total Financial		1,057,180

Industrial - 6.4%
CSX Corp., 6.750%, due March 15, 2011	450,000	477,935
CSX Corp., 5.500%, due August 1, 2013	964,000	1,035,483
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,038,370
Total Industrial		2,551,788

Office Equipment - 5.3%
Xerox Corporation, 5.500%, due May 15, 2012	2,000,000	2,113,640

Technology - 6.1%
TYCO Intl. Group, 6.000%, due November 15, 2013	1,245,000	1,363,753
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,053,983
Total Technology		2,417,736

Transportation - 1.5%
FedEx Corp., 8.000%, due January 15, 2019	500,000	602,221

Utilities - 11.3%
American Electric Power, 5.375%, due March 15, 2010	1,475,000	1,488,392
Dominion Resources Inc., 5.000%, due March 15, 2013	1,000,000	1,051,269
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	629,750
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,301,021
Total Utilities		4,470,432

Total U.S. Corporate Obligations (cost $31,404,359)		33,414,255

U.S. Common Stock - 1.3%
Computer Software & Services - 0.3%
Microsoft Corp.	3,640	110,947

Drug Industry - less than 0.1%
Sanofi-Aventis-ADR	600	23,562

Electric Utility - 0.3%
Consolidated Edison Inc.	600	27,258
Duke Energy Corp.	700	12,047
NSTAR	600	22,080
Progress Energy Inc.	600	24,606
Scana Corp.	700	26,376
Southern Company	600	19,992

Total Electric Utility		132,359

Exchange Traded Funds - 0.1%
iShares Investment Grade Corp. Bonds	200	20,830
SPDR Gold Trust	250	26,827

Total Exchange Traded Funds		47,657

Food Processing - 0.1%
Unilever PLC	800	25,520

Natural Gas (Diversified) - 0.1%
ONEOK Inc.	600	26,742

Petroleum Producing - 0.1%
Royal Dutch Shell PLC	400	24,045

Real Estate Investment Trust - 0.1%
AvalonBay Communities	400	32,844
Ventas Inc.	600	26,244

Total Real Estate Investment		59,088

Telecommunication Services - 0.2%
AT&T	800	22,424
CenturyTel Inc.	800	28,968
Verizon Communications Inc.	800	26,504

Total Telecommunications Services		77,896

Total Common Stock (cost $372,046)		527,816

Publicly Traded Partnerships - 0.3%
Chemicals - Specialty - less than 0.1%
Terra Nitrogen Company LP	100	10,408

Oil/Gas Distribution - 0.3%
Buckeye Partners LP	500	27,225
Energy Transfer Partners LP	600	26,982
Kinder Morgan Energy Partners	500	30,490
Plains All American Pipeline	400	21,140
Suburban Propane Partners LP	400	18,832

Total Oil/Gas Distribution		124,669

Total Publicly Traded Partnerships (cost $115,030)		135,077

Total Investments in Securities (identified cost $31,891,435)		$34,077,148

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Interest	$1,812,750
Dividends	33,640

Total investment income	1,846,390

EXPENSES
Salaries and benefits	353,878
Directors' compensation and expenses	279,858
Legal and accounting	45,719
Custodian	21,707
Insurance	73,269
Office and equipment leases	66,760
General and administrative	64,992

Total expenses	906,183

Net investment income	940,207

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	-
Net increase in unrealized appreciation on investments	3,938,724

Total realized and unrealized gain on investments	3,938,724

NET OPERATING INCOME	4,878,931
OTHER INCOME (Note 13)	264,468

TOTAL NET INCOME BEFORE INCOME TAXES	5,143,399
INCOME TAXES (Note 2)	(416,000)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,727,399

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$940,207	$820,272
Net realized gain on investments	-	154,374
Net increase (decrease) in unrealized appreciation (depreciation) on investments	3,938,724	(2,138,179)
Other income	264,468	175,118
Income taxes	(416,000)	-

Net increase (decrease) in net assets resulting from operations	4,727,399	(988,415)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (Note 10)	(1,236,002)	(1,140,000)

Total increase (decrease) in net assets	3,491,397	(2,128,415)
NET ASSETS
Beginning of year	35,687,471	37,815,886

End of year	$39,178,868	$35,687,471

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31, 2005 TO 2009

Per share operating performance (for a share of Class A and Class B capital stock outstanding throughout the period):

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$2,973.95	$3,151.32	$3,130.83	$3,139.92	$3,200.23

Income from investment operations
Net investment income	78.35	68.36	78.45	77.30	63.86
Net realized and unrealized gain (loss) on investment transactions	328.23	(165.32)	29.81	(3.72)	(44.99)
Net other income	22.04	14.59	11.23	6.08	4.92
Income taxes	(34.67)	-	-	-	-

Total from investment operations	393.95	(82.37)	119.49	79.66	23.79

Less dividends and distributions (Note 10)	(103.00)	(95.00)	(99.00)	(88.75)	(84.10)

Net asset value, end of year	$3,264.90	$2,973.95	3,151.32	$3,130.83	$3,139.92

Total return	12.07%	(2.77%)	3.79%	2.54%	0.74%
SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$39,179	$35,687	37,816	$37,570	$37,679
Ratio to average net assets
Expenses	2.41%	2.34%	2.30%	2.12%	1.98%
Net investment income	2.50%	2.23%	2.49%	2.46%	2.01%
Portfolio turnover rate	6.07%	28.85%	45.74%	41.82%	131.30%

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 1 - Organization
Kavilco Incorporated (the Company) is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act (“ANCSA”) of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state’s land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 (the “Act”). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend and distribution policies, operations and reporting requirements. The Company’s investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the board of directors.

Note 2 - Summary of Significant Accounting Policies
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies. The following is a summary of the significant accounting policies consistently followed by the Company in the preparation of these financial statements.

Valuation of Investments - All investments are recorded at their estimated fair value, as described in Note 3.

Cash and Cash Equivalents - The Company considers all highly liquid instruments with an original or purchased maturity of three months or less to be cash equivalents.

Investment Transactions and Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the specific identification method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes - The Company files income tax returns in the U.S. federal jurisdiction and Alaska State. Generally, the Company is subject to examination by U.S. federal and state income tax authorities for three years from the filing of a tax return.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

Effective January 1, 2009 the Company adopted Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740-10, relating to accounting for uncertain tax positions. ASC 740-10 prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties and disclosures required.

The Company identified an uncertain tax position relating to the receipt of ANSCA Section 7(i) payments, which is included in other income on the statement of operations (Note 13). The Internal Revenue Code requires that a registered investment company derive at least 90 percent of its gross income from dividends, interest, income from securities loans, and gains (without including losses) from the sale or other disposition of stocks or securities or foreign currencies, or other income derived with respect to the registered investment company's investing in stock, securities, or currencies. It is uncertain whether ANSCA Section 7(i) payments qualify as income derived from the company's investing in stock, securities or currencies in order to meet the 90 percent test and remain tax exempt. As a result, the Company recognized $416,000 as a liability for unrecognized tax benefits, which is included as a liability in the accompanying statement of assets and liabilities.

The Company did not recognize interest and penalties related to the unrecognized tax benefit given the estimated amounts are immaterial and have no significant impact on the financial statements. .

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Management Fees - The investment management of the Company’s portfolio is performed by an employee of the Company. In lieu of a management fee, payment for this service is part of the employee’s annual compensation.

Directors’ Compensation and Expenses - The board of directors of the Company receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events - Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are available to be issued. The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing the financial statements. The Company's financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued. Note 14 provides disclosure of certain subsequent events that did not result in recognition in the financial statements.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change relates to the valuation of real estate (Note 4). It is possible the estimated fair value may differ significantly from the amount that might ultimately be realized in the near term, and the differences could be material.

Note 3 - Fair Value Measurements
The Company utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. generally accepted accounting principles (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company's own assumptions about the assumption a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Company's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads as provided by Interactive Data Corp. Corporate bonds are generally categorized in level 2 of the fair value hierarchy.

Real Estate. Real estate is carried at fair value as determined in good faith by management of the Company and approved by the board of directors. Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Based on the inherent uncertainty of valuation, however, the estimated value may differ significantly from the value that would have been used had a ready market for the real property existed, and the difference could be material (Note 4). This investment is included in level 3 of the fair value hierarchy.

The following table presents information about the Company's assets measured at fair value as of December 31, 2009:

	Level 1	Level 2	Level 3	Balance as of December 31, 2009

ASSETS
Investments
U.S. corporate obligations	$-	$33,414,255	$-	$33,414,255
Common stock	527,816	-	-	527,816
Publicly traded partnerships	135,077	-	-	135,077
Real estate	-	-	3,588,815	3,588,815

	$662,893	$33,414,255	$3,588,815	$37,665,963

The following table is a reconciliation of assets for which level 3 inputs were used in determining value:

Real Estate

Beginning balance	$3,588,815
Total realized gain (loss)	-
Change in unrealized gain (loss )	-
Cost of purchases	-
Proceeds from sales	-
Net transfers in/out of level 3	-

Ending balance	$3,588,815

Note 4 - Real Estate
The financial statements include real estate valued at $3,588,815 in 2009, whose value has been determined by management in the absence of readily ascertainable fair values. The board of directors approved this fair value estimate of the real estate.

At December 31, 2009, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. And in 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2009, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

It is possible the estimated fair value for this investment may differ from the amount that might ultimately be realized in the near term, and the difference could be material.

Note 5 - Trading Risk
In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company’s exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company’s portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. The Company’s exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6 - Investment Transactions
Purchases of investment securities (consisting of corporate obligations and common stock) aggregated $3,652,700 for the year ended December 31, 2009, and sales and maturities of investment securities (consisting of corporate obligations) aggregated $2,000,000 for the year ended December 31, 2009.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $2,208,891 and $23,178, respectively, for the year ended December 31, 2009.

Note 7 - Premises and Equipment
Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $3,250 for the year ended December 31, 2009.

Building	$154,369
Furniture, fixtures, and equipment	80,869

235,238
Less accumulated depreciation	230,777

$4,461

Note 8 - Lease Obligation
The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2011. Rent expense for the year ended December 31, 2009 was $43,489, which is included in the office and equipment leases expense on the statement of operations. Future minimum lease commitments under this non-cancelable operating lease are approximately as follows:

2010	43,581
2011	33,354

$76,935

Note 9 - Net Assets
Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock.

The Company’s capital structure is as follows:

Common stock:
Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,554.84 shares
Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 445.17 shares

Note 10 - Dividends and Distributions to Shareholders
On March 6, 2009, a distribution of $25 per share was declared. The dividend was paid on March 20, 2009 to shareholders of record on March 9, 2009. On November 6, 2009, a distribution of $78 per share was declared. This dividend was paid on November 23, 2009 to shareholders of record on November 9, 2009.

The tax character of distributions paid during 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$1,236,002	$974,432
Long-term capital gain	-	165,568

	$1,236,002	$1,140,000

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$166,627
Less income tax expense	(416,000)

(249,373)
Net unrealized appreciation on:
Investments	2,185,713
Real estate	2,534,726

$4,471,066

Note 11 - Schedule of Investments
Investments are categorized by type, country and industry. The industry category represents management’s belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12 - Pension Plan
Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant’s compensation to the plan. The Company’s contributions during the year ended December 31, 2009 totaled $54,773.

Note 13 - Other Income
Other income represents income earned as a result of ANSCA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders. Other income also includes approximately $27,000 of lease income.

Note 14 - Subsequent Events
The Company has evaluated subsequent events through February 24, 2010, which is the date the financial statements are available to be issued. There are no events which occurred subsequent to the balance sheet date and through this date that required adjustment to, or disclosure in, these financial statements.

ITEM 2.	CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2009 and 2008, Moss Adams LLP performed the following professional services.

	2009	2008
Audit fees	$37,162.50	$25,874.00
Audit related fees	$0	$0
Tax fees	$4,000.00	$5,300.00

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
          RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.
          RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
          RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the third fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: October 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: October 5, 2010